[LOGO] FIRST INVESTORS
                                                 MAIL TO: ADM
                                                 ATTN: NON-RETIREMENT DEPARTMENT
                                                 581 MAIN STREET
                                                 WOODBRIDGE, N.J  07095-1198

SINGLE PAYMENT PLAN APPLICATION
FIRST INVESTORS
           FUND

1.       ACCOUNT REGISTRATION
================================================================================
[_] INDIVIDUAL      OR     [_] JOINT

-----------------------------       -------------      ----------------------
Name of Planholder #1               Date of Birth      Social Security Number
                                                       (TIN)

-----------------------------       -------------      ----------------------
Name of Planholder #2, if any       Date of Birth      Social Security Number
                                                       (TIN)

Check One:        [_] Joint Tenants With Right of Survivorship (JTWROS)
                  [_] Tenants in Common
                  Note: The account registration will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
                  No joint  registrations  are  permitted for residents of North
                  Carolina  (unless  husband  and wife) or  Louisiana.  Only one
                  Social Security Number is needed for tax reporting. If a joint account, the number under "planholder #1 will be used for tax reporting.

[_]  UNIFORM GIFT TO MINORS ACT             OR       [_]  UNIFORM TRANSFER TO
                                                          MINORS ACT

                   under the              Uniform Gifts/Transfers to Minor's Act
-----------------            --------
Name of Custodian            (Name of
(Only One)                   State)

-------------       ---------------------     ------------------------------
Name of Minor       Minor's Date of Birth     Minor's Social Security Number
(Only One)

[_] CORPORATION/ASSOCIATION*  [_] TRUST*  [_] PARTNERSHIP*  [_] SOLE
                                                                PROPRIETORSHIP
                                                            [_] OTHER*
                                                                       --------

-------------------------------    -------------       -------------
Exact Name of Entity               Taxpayer ID #       Date of Trust

--------------------------------------------------------------------------------
Trust Accounts: Name(s) of Trustee(s) or other persons authorized to act on behalf of the entity.

* Certified Copy of Resolution, Certification for a Trust, Certification for a Partnership, or other legal documentation must accompany this application.


2.       ADDRESS  THIS WILL BE YOUR ADDRESS OF RECORD.
================================================================================

                                       (    )
--------------------------------------        ---------------------   ----------
Street Address                                Home Telephone Number   Best time

                                       (    )
--------------------------------------        ---------------------   ----------
City, State, Zip Code                         Work Telephone Number   Best time

Citizenship:  [_] U.S.     [_] Resident Alien        [_] Non-Resident Alien:


3.       CONTACT  TO BE CONTACTED ONLY IN THE EVENT YOU CANNOT BE REACHED.
================================================================================

--------------------------------        --------------------------------
Name                                    Name

--------------------------------        --------------------------------
Street Address                          Street Address

--------------------------------        --------------------------------
City, State, Zip Code                   City, State, Zip Code

(        )                              (        )
--------------------------------        --------------------------------
Telephone Number    Relationship        Telephone Number    Relationship


APPL020  REV 04/17/96

4.       LETTER OF INTENT (LOI) OPTIONAL
================================================================================

Check One-LOI:    [_] New          [_] Existing
If establishing a new Letter of Intent, I intend to invest an aggregate amount equal to or exceeding the sum checked below within 13 months of the effective date of this application within the Single Payment Plan Program:

         [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000
               [_] $500,000   [_] $1,000,000 or over

My other First Investors Single Payment Plan Accounts are:

--------------  --------------  --------------  --------------  --------------
Account Number  Account Number  Account Number  Account Number  Account Number

5.       PAYMENT AND DEDUCTIONS
================================================================================
(A) Exchange $         (min. $1,000) from my voluntary account #
               -------                                           ---------------
to establish this account.

(B) Attached is my $        Single Payment Plan investment.  I have received and
                    -------
read the First Investors Fund Prospectus and I understand that, depending on the amount of my investment, the payment will be subject to applicable sales charges and other charges noted below and that the balance will be invested in the Fund at the current unit price.

--------------------------------------------------------------------------------
Payment Deductions:

  6.25%  for payments under $25,000.00       3.50%  for payments between
                                                    $250,000.00 and $499,999.99
  5.75%  for payments between $25,000.00     2.50%  for payments between
         and $49,999.99                             $500,000.00 and $999,999.99
  5.50%  for payments between $50,000.00     0%     for payments of
         and $99,999.99                             $1,000,000.00 or more
  4.50%  for payments between $100,000.00
         and $249,999.99

Other Deductions and Charges:
Administrative and custodial fees will be deducted from distributions in an amount equal to a charge of 25/100th of 1% annually of the single payment, subject to a minimum annual charge of $3.00 and maximum of $30.00. Special services, such as certain transfers, liquidations, withdrawals or assignments are subject to a $2.25 fee. Additional deductions for possible tax liability may be made. After twelve months from issuance, deductions may be made from distributions in the calendar year, covering the actual cost thereof but not more than $5.00 per year to reimburse First Investors Corporation for performing "special administrative duties" as described under the caption "Other Deductions" in the Plan Prospectus to the extent such expenses are reasonably allocable to the Plan. This deduction will be made from one distribution paid during the calendar year, whether reinvested or remitted, or from the proceeds of the sale of shares to the extent that said distributions shall be insufficient. First Investors Corporation receives the custodian and administrative fees and pays a portion of those fees to the Bank of New York for performing its services as Custodian.

ALL CHECKS MUST BE MADE PAYABLE TO FIRST INVESTORS CORPORATION. Note: First Investors Corporation will mail receipt for your payment, and Bank of New York, as custodian, will keep the units purchased for you in commingled form, but separate and apart from its own assets. Bank of New York has no connection with the solicitation of your Plan and has only those duties to perform which are stated in the Plan and the Prospectus.

6.       DISTRIBUTION OPTION        CHECK ONE.
================================================================================
Dividends:  [_] Reinvest  [_] Remit   Capital Gains:   [_] Reinvest   [_] Remit

7.       BENEFICIARY DESIGNATION
================================================================================
Upon receipt of this Application, Administrative Data Management Corp. (ADM) will prepare and forward a Declaration of Trust for your signature. The
Declaration of Trust (DOT) will not become effective until ADM receives and acknowledges your signed DOT.

-----------------     ------------------------------------     ------------
Beneficiary's         First Name     Initial     Last Name     Relationship
Social Security #

--------------------------------------------------------------------------------
Street Address, City, State, Zip Code

8.       CERTIFICATIONS AND SIGNATURE(S)
================================================================================
         ARBITRATION & SECURITY INTEREST: I agree to submit all controversies which may arise between myself and First Investors Corporation, its mutual fund, transfer agent, and other corporate affiliates, and their affiliates, officers, directors, representative and agents ("First Investors") concerning any transaction or account, whether entered into or opened prior to, or subsequent to the date hereof, to binding arbitration pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"). I also agree that this agreement and its enforcement shall be governed by the laws of the state of New York. I agree to grant First Investors a security interest on all property in this and all other accounts with First Investors to secure any debts that I owe as well as the right to use such property to offset such debts.

         INVESTMENT TERMS & CONDITIONS: (A) I acknowledge that I have received a current prospectus for each product purchased; (B) I understand that mutual funds and variable insurance products are investments which fluctuate in price and in dividends paid; (C) I have been informed of the sales charges on the products I have purchased; (D) I agree to all the terms and conditions in this application, including those in the application on the reverse side of this form or any other application I may subsequently complete; (E) I agree that First Investors is not liable for any losses resulting from relying on written instructions they reasonably believe to be genuine, using procedures described in the prospectuses; and (F) I understand that First Investors may rely on all information contained herein and in resolutions, certifications and other supporting documentation until it is notified in writing to the contrary, and agree to indemnity First Investors for any loss or liability resulting from such reliance.

         TAXPAYER CERTIFICATION

         Under penalty of perjury, I certify that (1) the number shown on this application is my correct taxpayer identification number (or I am awaiting a number to be issued to me) and (2) I am not subject to backup withholding because (A) I am exempt from backup withholding, or
         (B) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding, or (C) the IRS has notified me that I am no longer subject to backup withholding. You must strike out
         (2) above if you are subject to backup withholding. If you are claiming exemption as a non-resident alien, you should check this box [_] and attach an IRS Form W-8 to this application. The Internal Revenue
         Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

----------------------------------------    ------------------------------------
Signature of Planholder or          Date    Signature of Joint              Date
Authorized Officer                          Planholder, (if any)


--------------------------------------------------------------------------------

------------------------------------        ------------------          --------
Representative's Name (Please Print)        Representative's #          Office #

------------------------------------        ------------------------------------
Manager's Name (Please Print)               Manager's Signature             Date





                                                 [LOGO] FIRST INVESTORS
                                                 MAIL TO: ADM
                                                 ATTN: NON-RETIREMENT DEPARTMENT
                                                 581 MAIN STREET
                                                 WOODBRIDGE, N.J  07095-1198

10 YEAR PERIODIC PLAN APPLICATION
FOR NON-RETIREMENT ACCOUNTS IN FIRST INVESTORS FUNDS
================================================================================
1.       ACCOUNT REGISTRATION

         FOR JOINT ACCOUNTS, USE THE SOCIAL SECURITY # OF FIRST PERSON LISTED. THE JOINT REGISTRATION WILL BE JTWROS, JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP, UNLESS OTHERWISE SPECIFIED.
--------------------------------------------------------------------------------

         [_] INDIVIDUAL      OR     [_] JOINT

         --------------------------    -------------     ----------------------
         Name of Planholder            Date of Birth     Social Security Number

         --------------------------          -------------
         Name of Joint Planholder, if any    Date of Birth

         [_] UNIFORM GIFT TO MINORS ACT  OR  [_] UNIFORM TRANSFER TO MINORS ACT

                                      Under the                 Uniform Gifts/
         ----------------------------           --------------- Transfers to
         Name of Custodian (Only One)           (Name of State) Minor's Act

         ----------------------------   ---------------------   ----------------
         Name of Minor (Only One)       Minor's Date of Birth   Minor's Social
                                                                Security Number

         [_] CORPORATION/ASSOCIATION*       [_] TRUST*         [_] PARTNERSHIP*
         [_] SOLE PROPRIETORSHIP            [_] OTHER*
                                                      --------

         ----------------------------   ---------------------   ----------------
         Exact Name of Entity           Taxpayer ID #           Date of Trust

         -----------------------------------------------------------------------
         Trust Accounts: Name(s) of Trustee(s) or other persons authorized to act on behalf of the entity.

         *IMPORTANT:
         Certified Copy of Resolution, Certification for a Trust, Certification for a Partnership, or other legal documentation must accompany this application.


================================================================================
2.       ADDRESS OF RECORD

         -----------------------------------------------------------------------
         Street Address

         -----------------------------------------------------------------------
         City, State, Zip Code

         (     )                 (     )
         ---------------------   ---------------------   -----------------------
         Home Telephone Number   Work Telephone Number   Best Time to Call

         Citizenship:  [_] U.S.  [_] Resident Alien      [_] Non-Resident Alien:
                                                             Country

================================================================================
3.       FUND SELECTION AND PAYMENT OPTION

         Attached is my initial $               Periodic Payment Plan investment
                                 --------------  for the fund indicated below:

         [_] Global   [_] Government   [_] Insured Tax Exempt

                                                  Other
                                                        ------------------------
                                                          First Investors Fund

         I agree to pay equal:  [_] Monthly     [_] Quarterly  denominations of:
                                [_] Semi-Annual [_] Annual


         Client will participate in Plan
         Protection Plus (PPP):  [_] Yes  [_] No (If yes, forward PPP
                                                 Application to FIL)

         I understand that deductions from my schedule payments will be made in accordance with the Schedule in Section 8; that the balances remaining from my payments are to be used to purchase for my account shares of the fund indicated, at Net Asset Value (or in case of substitutions under the terms of my plan, for the purchase of substituted shares.)

================================================================================
4.       PERSONAL INFORMATION
         1.   Are you presently employed?   [_] Yes  [_] No
         2.   If employed, name of employer:                      position held:
         3. If not employed, specify other source(s) of income of which you are assured:
         4.   Do you have a bank account?   [_] Yes  [_] No
         5.   Do you have a life insurance policy?   [_] Yes  [_] No
         6.   Do you have any other investments?     [_] Yes  [_] No
         7.   Are you making installments on an auto, appliance and/or mortgage
               on a home/property?       [_] Yes  [_] No
         8. Upon careful consideration, are you satisfied after meeting your other present and anticipated commitments you will be able to make your periodic payment for
               this plan?     [_] Yes [_] No
         9.   Sources of this account:  [_] Referral   [_] Personal Contact
                                        [_] House Account   [_] Previous Contact
                                        [_] Other
         10.  Purpose of Plan:   [_] Educational   [_] Retirement   [_]Other

================================================================================
5.       CUSTOMER AGREEMENTS & ACKNOWLEDGMENTS

         All registered Planholders must sign.

         ARBITRATION & SECURITY INTEREST: I agree to submit all controversies which may arise between myself and First Investors Corporation, its mutual fund, transfer agent, and other corporate affiliates, and their affiliates, officers, directors, representatives and agents ("First Investors") concerning any transaction or account, whether entered into or opened prior to, or subsequent to the date hereof, to binding arbitration pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"). I also agree that this agreement and its enforcement shall be governed by the laws of the state of New York. I agree to grant First Investors a security interest on all property in this and all other accounts with First Investors to secure any debts that I owe it as well as the right to use such property to offset such debts.

         INVESTMENT TERMS & CONDITIONS: (A) I acknowledge that I have received a current prospectus for each product purchased; (B) I understand that mutual funds and variable insurance products are investments which fluctuate in price and in dividends paid; (C) I have been informed of the sales charges on the products I have purchased; (D) I agree to all the terms and conditions in this application, including those in the application on the reverse side of this form or any other application I may subsequently complete; (E) I agree that First Investors is not liable for any losses resulting from relying on written instructions they reasonably believe to be genuine, using procedures described in the prospectuses; and (F) I understand that First Investors may rely on all information contained herein and in resolutions, certifications and other supporting documentation until it is notified in writing to the contrary, and agree to indemnify First Investors for any loss or
         liability         resulting         from         such         reliance.

         TAXPAYER CERTIFICATION: Under penalty of perjury, I certify that (1) the number shown on this application is my correct taxpayer identification number (or I am awaiting a number to be issued to me) and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding, or (c) the IRS has notified me that I am no longer subject to backup withholding. You must strike out (2) above if you are subject to backup withholding. If you are claiming exemption as a non-resident alien, you should check this box [_] and attach an IRS Form W-8 to this application. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications
         required         to         avoid          backup          withholding.
         -----------------------------------------------------------------------

         NOTE: If signing as a authorized officer of a Corporation or other entity, include your title.

         ------------------------------    -------------------------------------
         Signature of Planholder   Date    Signature of Joint Planholder,
                                           if any                          Date

================================================================================
6.       BENEFICIARY DESIGNATION

         Upon receipt of this Application,  Administrative Data Management Corp.
         (ADM) will prepare and forward a Declaration of Trust (DOT) for your signature. The DOT will not become effective until ADM receives and acknowledges your signed DOT.

         ----------------------  ----------   -------   ---------   ------------
         Beneficiary's           First Name   Initial   Last Name   Relationship
         Social Security Number

         -----------------------------------------------------------------------
         Address, City, State, Zip Code

================================================================================
7.       CONTACT

         To be contacted in the event you cannot be reached.

         -----------------------------------------------    --------------------
         First Name, Initial, Last Name                     Relationship

         -----------------------------------------------------------------------
         Address, City, State, Zip Code


----------------      --------------    ----------   ------------    -----------
Representative's      Signature of      Rep Number   Rep Office #    Signature
Name  (print)         Representative                                 of Manager


APPL018 REV 04/17/96



[LOGO] FIRST INVESTORS                         10 YEAR PERIODIC PLAN APPLICATION
--------------------------------------------------------------------------------

8        DEDUCTIONS AND CHARGES

         I have received and read the First Investors Periodic Payment Plan Prospectus, which contains, among other things, information regarding the allocation of payments between charges and investment. I understand: (1) that I will incur a loss under this plan if I discontinue the plan when the market value of my accumulated units is less than my cost; (2) that I am investing in units of a mutual fund which are subject to market fluctuations and that the periodic payment plan involves (a) deductions in the first year of a substantial part of the plan's total charges, and (b) continuous investment at regular intervals regardless of price levels; (3) that I must take into account my financial ability to continue this plan over the long term; and (4) that First Investors Corporation plans do not protect against loss in value in declining markets.

                   Monthly Payment                    Periodic Payment
                     Plan (Double                         Plans For
                   Initial Payment      From Each       Custodian and     For Company         Total           Net Amount
    Schedule          Required)          Payment       Administration      Sales Fee      Deductions for     Invested for
                                                           Fees**                             Period            Period
------------------ ----------------- ---------------- ------------------ --------------- ----------------- --------------

        A                $50              1-13               $1.50             $24.75          $341.25            $308.75
                                          14-120              1.50                .44           207.58           5,142.42
                                                                                             ---------        -----------
                                          Total            (180.00)           (368.83)         $548.83          $5,451.17

        B                $75              1-13               $2.00             $37.00          $507.00            $468.00
                                          14-120              2.00                .68           286.76           7,738.24
                                                                                             ---------        -----------
                                          Total            (240.00)           (553.76)         $793.76         $8,206.24

        C                $100             1-13               $2.00             $49.50          $669.50            $630.50
                                          14-120              2.00                .88           308.16          10,391.84
                                                                                             ---------        -----------
                                          Total            (240.00)           (737.66)         $977.66         $11,022.34

        D                $125             1-13               $2.00              $62.00         $832.00            $793.00
                                          14-120              2.00                1.09          330.63         13,044.37
                                                                                             ---------        -----------
                                          Total            (240.00)            (922.63)      $1,162.63         $13,837.37

        E                $150             1-13               $2.00              $74.50         $994.50            $955.50
                                          14-120              2.00                1.29          352.03          15,697.97
                                                                                             ---------        -----------
                                          Total            (240.00)          (1,106.53)      $1,346.53          $16,653.47

        F                $175             1-13               $2.00              $87.25       $1,160.25          $1,114.75
                                          14-120              2.00                1.47          371.29          18,353.71
                                                                                             ---------        -----------
                                          Total            (240.00)          (1,291.54)      $1,531.54         $19,468.46

        G                $200             1-13               $2.00              $99.50       $1,319.50          $1,280.50
                                          14-120              2.00                1.71          396.97          21,003.03
                                                                                             ---------        -----------
                                          Total            (240.00)          (1,476.47       $1,716.47         $22,283.53

        H                $225             1-13               $2.50             $112.00       $1,488.50          $1,436.50
                                          14-120              2.50                 .65          337.05          23,737.95
                                                                                             ---------        -----------
                                          Total            (300.00)          (1,525.55)      $1,825.55         $25,174.45

        I                $250             1-13               $2.50             $124.50       $1,651.00          $1,599.00
                                          14-120              2.50                 .71          343.47          26,406.53
                                                                                             ---------        -----------
                                          Total            (300.00)          (1,694.47)      $1,994.47         $28,005.53

        J                $300             1-13               $2.50             $149.50       $1,976.00          $1,924.00
                                          14-120              2.50                 .85          358.45          31,741.55
                                                                                             ---------        -----------
                                          Total            (300.00)          (2,034.45)       2,334.45         $33,665.55

        K                $350             1-13               $2.50             $174.50       $2,301.00          $2,249.00
                                          14-120              2.50                 .98          372.36          37,077.64
                                                                                             ---------        -----------
                                          Total            (300.00)          (2,373.36)      $2,673.36         $39,326.64

        L                $400             1-13               $2.50             $199.50       $2,626.00          $2,574.00
                                          14-120              2.50                1.11          386.27          42,413.73
                                                                                             ---------        -----------
                                          Total            (300.00)          (2,712.27)      $3,012.27         $44,987.73

        M                $425             1-13               $2.50             $161.50       $2,132.00          $3,393.00
                                          14-120              2.50                6.12          922.34          44,552.66
                                                                                             ---------        -----------
                                          Total            (300.00)          (2,754.34)      $3,504.34         $47,945.66

        N                $500             1-13               $2.50             $190.00       $2,502.50          $3,997.50
                                          14-120              2.50                7.20        1,037.90          52,462.10
                                                                                             ---------        -----------
                                          Total            (300.00)          (3,240.40)      $3,540.40         $56,459.60

        O                $750             1-13               $2.50             $280.00       $3,672.50          $6,077.50
                                          14-120              2.50               11.40        1,487.30          78,762.70
                                                                                             ---------        -----------
                                          Total            (300.00)          (4,859.80)      $5,159.80         $84,840.20

        P                $1,000           1-13               $2.50             $325.00       $4,257.50          $8,742.50
                                          14-120              2.50                9.86        1,322.52         105,677.48
                                                                                             ---------        -----------
                                          Total            (300.00)          (5,280.02)      $5,580.02        $114,419.98

  Q (See Note)


NOTE: Periodic Payment Plan of larger denominations may be issued subject to deductions for sales charge of 4.40% on plans of $120,000 and over, 3.40% on Plans of $250,000 and over, 2.40% on Plans of $500,000 and over, and 1.40% on Plans of $1,000,000 and over. Deductions are made on the same proportionate basis as in the $1,000 per month Plan, and maintenance and custodial fees are $300.

Under  Periodic  Payment Plans (after the  thirteenth  monthly  payment has been made) an amount not exceeding five dollars ($5.00) in any calendar year is charged for reimbursement of actual expenses incurred by FIC in performing "special administrative duties" as described under the caption "Other Deductions" in the Plan Prospectus to the extent such expenses are reasonably allocable to the Plan. This deduction will be made from one distribution paid during the calendar year, whether reinvested or remitted, or from the proceeds of the sale of shares to the extent that the distribution is insufficient. FIC receives the custodian and administrative fees.

If after the expiration of ten years from the date of the Plan, or if prior to the expiration of such period, you fail to made any payment for a period of at least one year from the date of your last payment, a charge for Custodian and administrative services will be made from distributions at a rate of 25/100ths of 1% per annum of the total agreed payments, subject to a minimum annual charge of $3.00 and a maximum annual charge of $30.00. These deductions are made from each distribution (whether reinvested or remitted) paid during the calendar year, or from the proceeds of the sale of units to the extent that the distributions are insufficient.

Deductions may be made from time to time to pay or set up reserves for tax liability and if it is deemed necessary, units may be sold to provide funds for the payment of tax liability, for reserves therefore, or expenses applicable thereto.

In the case of certain transfers and each partial withdrawal, each partial liquidation and return of partial liquidation, complete withdrawal, or termination (prior to completion of payments), replacement of a lost plan certificate, or recording or releasing an assignment, a specified service fee of $2.25 is charged, deductible from the proceeds of the sale of shares, unless such amount is remitted by you.

9        AUTOMATIC PAYROLL INVESTMENT
         PAYROLL TRANSFERS THAT MAKE SENSE

         Minimum investment is $600 per year for each plan account.

         Please ask your employer about your company's payroll deduction requirements.

         I wish to establish an automatic payroll investment program, and I authorize my employer to initiate credit entries of amounts deducted from my pay to an account at First Financial Savings Bank, S.L.A. ("FFS"). I further authorize FFS to accept any such funds and to transfer them to First Investors Corporation ("FIC") for investment in this new First Investors Periodic Payment Plan or as changed by my written instructions to FIC from time to time. FFS shall have no responsibility for the correctness thereof or for determining the existence of any further authorization relating hereto. I agree that neither FFS, FIC, nor any of their affiliates will be liable for any loss, liability, cost, or expense from acting upon such instructions. I understand that in order to terminate this authorization I must give written notice to my employer.

         --------------------------------   ------------------------------------
         Employer's Name                    API Participant's Name

         --------------------------------   ------------------------------------
         Employer's Street Address          API Participant's Social Security
                                            Number

                                                                     (  )
         --------------------------------   ------------------------------------
         Employer's City, State, Zip Code   Payroll Contact Name     Payroll
                                                                     Contact
                                                                     Telephone #

         I authorize automatic payroll investment transfers of $
                                                                ----------------
         into this new plan account.

================================================================================
10       MONEY LINE
         FUND TRANSFER SERVICE

         Attach a voided check.

         Minimum Money Line investments must total at least $600 per year for each plan account.

         I authorize First Investors Corporation (FIC) to initiate debit entries to my bank account listed below. Money Line payments will be invested in this new First Investors 10 Year Periodic Payment Plan on the same day my bank account is debited or, if a weekend or holiday on the following business day. I agree that if such debit is not honored by the bank upon presentation, FIC may discontinue the service and cancel the shares purchased. If the net asset value of the shares purchased is less when the purchase is canceled than when the purchase was made, FIC may liquidate other shares or fractions thereof held in my Fund account to make up the deficiency. I understand the Money Line program will be discontinued within 10 days of my written notice.

         Amount of investment $
                               -----------

         Frequency of investment:  [_] every other week  [_] twice a month
                                                             (1st  & 16th)
                                   [_] monthly  [_] quarterly  [_] semi-annually
                                   [_] annually

         Money Line investments should be made on the day of the month. NOTE: If not specified, payment will be made on the monthly anniversary of the issue date. Depositor's Authorization to Financial Institution to Honor
         Debits: I authorize you to pay and charge my bank account for any drafts or debits drawn on it by FIC provided my account has sufficient funds to cover such debits. I further agree that your treatment of such orders will be the same as if I personally signed or initiated the debit or draft and that this authority will remain in effect until you receive my written instruction to cancel this service. In addition, I agree that if such draft or debit is dishonored for any reason, you shall have no liability. I hold harmless and indemnify FIC, all of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents from any loss, expenses, costs or liability (including attorney fees) which I may incur in connection with these instructions.

                                                               Type of Bank
                                                               Account:
                                                                 [_] Savings
                                                                 [_] Checking

         --------------------------     -------------------------
         Bank Name                      Bank Telephone Number

         --------------------------     -------------------------
         Bank Street Address            Bank Account Number

         --------------------------     -------------------------
         Bank City, State, Zip Code     ABA Routing #

         --------------------------     -------------------------
         Signature of Depositor         Signature of Depositor
         (if other than Registered      (if other than Registered
          Planholder(s))                 Planholder(s))




                                                 [LOGO] FIRST INVESTORS
                                                 MAIL TO: ADM
                                                 ATTN: NON-RETIREMENT DEPARTMENT
                                                 581 MAIN STREET
                                                 WOODBRIDGE, N.J  07095-1198

15 YEAR PERIODIC PLAN APPLICATION
================================================================================
FOR NON-RETIREMENT ACCOUNTS IN FIRST INVESTORS FUNDS
1.       ACCOUNT REGISTRATION

         FOR JOINT ACCOUNTS, USE THE SOCIAL SECURITY # OF FIRST PERSON LISTED. THE JOINT REGISTRATION WILL BE JTWROS, JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP, UNLESS OTHERWISE SPECIFIED.

         [_] INDIVIDUAL OR JOINT

         --------------------------------    -------------     ---------------
         Name of Planholder                  Date of Birth     Social Security
                                                               Number

         --------------------------------    -------------
         Name of Joint Planholder, if any    Date of Birth

         [_] UNIFORM GIFT TO MINORS ACT  OR  [_] UNIFORM TRANSFER TO MINORS ACT

                                       Under the                 Uniform Gifts/
         ----------------------------            --------------  Transfers to
                                                                 Minor's Act
         Name of Custodian (Only One)            Name of State

         ------------------------   --------------------   ---------------------
         Name of Minor (Only One)   Minor's Date of Birth  Minor's Social
                                                           Security Number

         [_] CORPORATION/ASSOCIATION*       [_] TRUST*         [_] PARTNERSHIP*
         [_] SOLE PROPRIETORSHIP            [_] OTHER*

         --------------------    ----------------      -------------
         Exact Name of Entity    Taxpayer ID #         Date of Trust

         -----------------------------------------------------------------------
         Trust Accounts: Name(s) of Trustee(s) or other persons authorized to act on behalf of the entity.

         *IMPORTANT:
         Certified Copy of Resolution, Certification of Trust, Certification for a Partnership, or other legal documentation must accompany this application.


================================================================================
2.       ADDRESS OF RECORD

         -----------------------------------------------------------------------
         Street Address

         -----------------------------------------------------------------------
         City, State, Zip Code

         (        )                (        )
         -----------------------------------------------------------------------
         Home Telephone Number     Work Telephone Number       Best Time to Call

         Citizenship:  [_] U.S.      [_] Resident Alien       [_] Non-Resident
                                                                  Alien: Country

================================================================================
3.       FUND SELECTION AND PAYMENT OPTION

         Attached is my initial $               Periodic Payment Plan investment
                                 --------------
          for the fund indicated below:

         [_] Global   [_] Government   [_] Insured Tax Exempt  Other
                                                                    ------------
                                                                    First
                                                                    Investors
                                                                    Fund

         I agree to pay equal:  [_] Monthly          [_] Quarterly
                                denominations of:
                                                 -----------------
                                 [_] Semi-Annual     [_] Annual

         Client will participate in Plan Protection Plus (PPP): [_] Yes   [_] No
         (If yes, forward PPP Application to FIL)

         I understand that deductions from my schedule and payments will be made in accordance with the Schedule in Section 8; that the balances remaining from my payments are to be used to purchase for my account shares of the fund indicated, at Net Asset Value (or in case of substitutions under the terms of my plan, for the purchase of substituted shares.)

================================================================================
4.       PERSONAL INFORMATION

         1.   Are you presently employed?   [_] Yes  [_] No
         2.   If employed, name of employer:                      position held:
         3. If not employed, specify other source(s) of income of which you are assured:
         4.   Do you have a bank account?   [_] Yes  [_] No
         5.   Do you have a life insurance policy?   [_] Yes  [_] No
         6.   Do you have any other investment?      [_] Yes  [_] No
         7.   Are you making installments on an auto, appliance and/or mortgage
               on a home/property?       [_] Yes  [_] No
         8. Upon careful consideration, are you satisfied after meeting your other present and anticipated commitments you will be able to
               make your periodic payment for this plan?     [_] Yes [_] No
         9.   Sources of this account:  [_] Referral   [_] Personal Contact
               [_] House Account   [_] Previous Contact [_] Other
         10.  Purpose of Plan:   [_] Educational   [_] Retirement   [_]Other

================================================================================
5.       CUSTOMER AGREEMENTS & ACKNOWLEDGMENTS

         All registered Planholders must sign.

         ARBITRATION & SECURITY INTEREST: I agree to submit all controversies which may arise between myself and First Investors Corporation, its mutual fund, transfer agent, and other corporate affiliates, and their affiliates, officers, directors, representatives and agents ("First Investors") concerning any transaction or account, whether entered into or opened prior to, or subsequent to the date hereof, to binding arbitration pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"). I also agree that this agreement and its enforcement shall be governed by the laws of the state of New York. I agree to grant First Investors a security interest on all property in this and all other accounts with First Investors to secure any debts that I owe it as well as the right to use such property to offset such debts.

         INVESTMENT TERMS & CONDITIONS: (A) I acknowledge that I have received a current prospectus for each product purchased; (B) I understand that mutual funds and variable insurance products are investments which fluctuate in price and in dividends paid; (C) I have been informed of the sales charges on the products I have purchased; (D) I agree to all the terms and conditions in this application, including those in the application on the reverse side of this form or any other application I may subsequently complete; (E) I agree that First Investors is not liable for any losses resulting from relying on written instructions they reasonably believe to be genuine, using procedures described in the prospectuses; and (F) I understand that First Investors may rely on all information contained herein and in resolutions, certifications and other supporting documentation until it is notified in writing to the contrary, and agree to indemnify First Investors for any loss or liability resulting from such reliance.

         TAXPAYER CERTIFICATION: Under penalty of perjury, I certify that (1) the number shown on this application is my correct taxpayer identification number (or I am awaiting a number to be issued to me) and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding, or (c) the IRS has notified me that I am no longer subject to backup withholding. You must strike out (2) above if you are subject to backup withholding. If you are claiming exemption as a non-resident alien, you should check this box [_] and attach an IRS Form W-8 to this application. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

         NOTE: If signing as a authorized officer of a Corporation or other entity, include your title.

         --------------------------------       --------------------------------
         Signature of Planholder     Date       Signature of Joint          Date
                                                Planholder, if any

================================================================================
6.       BENEFICIARY DESIGNATION

         Upon receipt of this Application,  Administrative Data Management Corp.
         (ADM) will prepare and forward a Declaration of Trust (DOT) for your signature. The DOT will not become effective until ADM receives and acknowledges your signed DOT.

         ----------------------    ----------  -------  ---------  ------------
         Beneficiary's             First Name  Initial  Last Name  Relationship
         Social Security Number

         -----------------------------------------------------------------------
         Address, City, State, Zip Code

7.       CONTACT

         To be contacted in the event you cannot be reached.

         ------------------------------                     --------------------
         First Name, Initial, Last Name                     Relationship

         -----------------------------------------------------------------------
         Address, City, State, Zip Code

----------------      --------------    ----------    ------------    ----------
Representative's      Signature of      Rep Number    Rep Office #    Signature
Name  (print)         Representative                                  of Manager

APPL018 REV 04/17/96

[LOGO] FIRST INVESTORS                         15 YEAR PERIODIC PLAN APPLICATION
================================================================================
8        DEDUCTIONS AND CHARGES

         I have received and read the First Investors Periodic Payment Plan Prospectus, which contains, among other things, information regarding the allocation of payments between charges and investment. I understand: (1) that I will incur a loss under this plan if I discontinue the plan when the market value of my accumulated units is less than my cost; (2) that I am investing in units of a mutual fund which are subject to market fluctuations and that the periodic payment plan involves (a) deductions in the first year of a substantial part of the plan's total charges, and (b) continuous investment at regular intervals regardless of price levels; (3) that I must take into account my financial ability to continue this plan over the long term; and (4) that First Investors Corporation plans do not protect against loss in value in declining markets.

         ** In the event the Planholder makes a payment aggregating twelve or more monthly payments the deductions therefrom for custodian and administrative fees will be reduced by 50% of the scheduled fees.


                   Monthly Payment                    Periodic Payment
                     Plan (Double                         Plans For
                   Initial Payment      From Each       Custodian and     For Company          Total       Net Amount
    Schedule          Required)          Payment       Administration      Sales Fee      Deductions for  Invested for
                                                            Fees**                            Period         Period
-------------------------------------------------------------------------------------------------------------------------
        A                $50              1-13               $1.50             $24.75         $341.25        $308.75
                                          14-180              1.50               1.39          482.63       7,867.37
                                                                                            ---------    -----------
                                          Total            (270.00)           (553.88)        $823.88      $8,176.12

        B                $75              1-13               $2.00             $37.00         $507.00        $468.00
                                          14-180              2.00               2.09          683.03      11,841.97
                                                                                            ---------    -----------
                                          Total            (360.00)           (830.03)      $1,190.03     $12,309.97

        C                $100             1-13               $2.00             $49.50         $669.50        $630.50
                                          14-180              2.00               2.78          798.26      15,901.74
                                                                                            ---------    -----------
                                          Total            (360.00)         (1,107.76)      $1,467.76     $16,532.24

        D                $125             1-13               $2.00             $62.00         $832.00        $793.00
                                          14-180              2.00               3.46          911.82      19,963.18
                                                                                            ---------    -----------
                                          Total            (360.00)         (1,383.82)      $1,743.82     $20,756.18

        E                $150             1-13               $2.00             $74.50         $994.50        $955.50
                                          14-180              2.00               3.34          891.78      24,158.22
                                                                                            ---------    -----------
                                          Total            (360.00)         (1,526.28)      $1,886.28     $25,113.72

        F                $175             1-13               $2.00             $87.25       $1,160.25      $1,114.75
                                          14-180              2.00               3.87          980.29      28,244.71
                                                                                            ---------    -----------
                                          Total            (360.00)         (1,780.54)      $2,140.54     $29,359.46

        G                $200             1-13               $2.00             $99.50       $1,319.50      $1,280.50
                                          14-180              2.00               4.43        1,073.81      32,326.19
                                                                                            ---------    -----------
                                          Total            (360.00)         (2,033.31)      $2,393.31     $33,606.69

        H                $225             1-13               $2.50            $112.00       $1,488.50      $1,436.50
                                          14-180              2.50               4.98        1,249.16      36,325.84
                                                                                            ---------    -----------
                                          Total            (450.00)         (2,287.66)      $2,737.66     $37,762.34

        I                $250             1-13               $2.50            $124.50       $1,651.00      $1,599.00
                                          14-180              2.50               5.53        1,341.01      40,408.99
                                                                                            ---------    -----------
                                          Total            (450.00)         (2,542.01)      $2,992.01     $42,007.99

        J                $300             1-13               $2.50            $149.50       $1,976.00      $1,924.00
                                          14-180              2.50               5.82        1,389.44      48,710.56
                                                                                            ---------    -----------
                                          Total            (450.00)         (2,915.44)      $3,365.44     $50,634.56

        K                $350             1-13               $2.50            $174.50       $2,301.00      $2,249.00
                                          14-180              2.50               6.79        1,551.43      56,898.57
                                                                                            ---------    -----------
                                          Total            (450.00)         (3,402.43)      $3,852.43     $59,147.57

        L                $400             1-13               $2.50            $199.50       $2,626.00      $2,574.00
                                          14-180              2.50               7.75        1,711.75      65,088.25
                                                                                            ---------    -----------
                                          Total            (450.00)         (3,887.75)      $4,337.75     $67,662.25

        M                $500             1-13               $2.50            $190.00       $2,502.50      $3,997.50
                                          14-180              2.50              14.31        2,807.27      80,692.73
                                                                                            ---------    -----------
                                          Total            (450.00)         (4,859.77)      $5,309.77     $84,690.23

        N                $600             1-13               $2.50            $200.00       $2,632.50      $5,167.50
                                          14-180              2.50              12.89        2,570.13      97,629.87
                                                                                            ---------    -----------
                                          Total            (450.00)         (4,752.63)      $5,202.63    $102,797.37

        O                $750             1-13               $2.50            $205.00       $2,697.50      $7,052.50
                                          14-180              2.50              19.61        3,692.37     121,557.63
                                                                                            ---------    -----------
                                          Total            (450.00)         (5,939.87)      $6,389.87    $128,610.13

        P                $1,000           1-13               $2.50            $250.00       $3,282.50      $9,717.50
                                          14-180              2.50              27.96        5,086.82     161,913.18
                                                                                            ---------    -----------
                                          Total            (450.00)         (7,919.32)      $8,369.32    $171,630.68

  Q (See Note)


NOTE: Periodic Payment Plan of larger denominations may be issued subject to deductions for sales charge of 4.40% on plans of $180,000 and over, 3.40% on Plans of $250,000 and over, 2.40% on Plans of $500,000 and over, and 1.40% on Plans of $1,000,000 and over. Deductions are made on the same proportionate basis as in the $1,000 per month Plan, and maintenance and custodial fees are $450.

Under  Periodic  Payment Plans (after the  thirteenth  monthly  payment has been made) an amount not exceeding five dollars ($5.00) in any calendar year is charged for reimbursement of actual expenses incurred by FIC in performing "special administrative duties" as described under the caption "Other Deductions" in the Plan Prospectus to the extent such expenses are reasonably allocable to the Plan. This deduction will be made from one distribution paid during the calendar year, whether reinvested or remitted, or from the proceeds of the sale of shares to the extent that the distribution is insufficient. FIC receives the custodian and administrative fees.

If after the expiration of fifteen years from the date of the Plan, or if prior to the expiration of such period, you fail to make any payment for a period of at least one year from the date of your last payment, a charge for Custodian and administrative services will be made from distributions at a rate of 25/100ths of 1% per annum of the total agreed payments, subject to a minimum annual charge of $3.00 and a maximum annual charge of $30.00. These deductions are made from each distribution (whether reinvested or remitted) paid during the calendar year, or from the proceeds of the sale of units to the extent that the distributions are insufficient.

Deductions may be made from time to time to pay or set up reserves for tax liability and if it is deemed necessary, units may be sold to provide funds for the payment of tax liability, for reserves therefore, or expenses applicable thereto.

In the case of certain transfers and each partial withdrawal, each partial liquidation and return of partial liquidation, complete withdrawal, or termination (prior to completion of payments), replacement of a lost plan certificate, or recording or releasing an assignment, a specified service fee of $2.25 is charged, deductible from the proceeds of the sale of shares, unless such amount is remitted by you.

================================================================================
9        AUTOMATIC PAYROLL INVESTMENT

         PAYROLL TRANSFERS THAT MAKE SENSE

         Minimum investment is $600 per year for each plan account.

         Please ask your employer about your company's payroll deduction requirements.

         I wish to establish an automatic payroll investment program, and I authorize my employer to initiate credit entries of amounts deducted from my pay to an account at First Financial Savings Bank, S.L.A. ("FFS"). I further authorize FFS to accept any such funds and to transfer them to First Investors Corporation ("FIC") for investment in this new First Investors Periodic Payment Plan or as changed by my written instructions to FIC from time to time. FFS shall have no responsibility for the correctness thereof or for determining the existence of any further authorization relating hereto. I agree that neither FFS, FIC, nor any of their affiliates will be liable for any loss, liability, cost, or expense from acting upon such instructions. I understand that in order to terminate this authorization I must give written notice to my employer.

         --------------------------------   ------------------------------------
         Employer's Name                    API Participant's Name

         --------------------------------   ------------------------------------
         Employer's Street Address          API Participant's Social Security
                                            Number

         --------------------------------   ------------------------------------
         Employer's City, State, Zip Code   Payroll Contact Name     Payroll
                                                                     Contact
                                                                     Telephone #

         I authorize automatic payroll investment transfers of $
                                                                ----------------
         into this new plan account.

================================================================================
10       MONEY LINE

         FUND TRANSFER SERVICE

         Attach a voided check.

         Minimum Money Line investments must total at least $600 per year for each plan account.

         I authorize First Investors Corporation (FIC) to initiate debit entries to my bank account listed below. Money Line payments will be invested in this new First Investors 15 Year Periodic Payment Plan on the same day my bank account is debited or, if a weekend or holiday on the following business day. I agree that if such debit is not honored by the bank upon presentation, FIC may discontinue the service and cancel the shares purchased. If the net asset value of the shares purchased is less when the purchase is canceled than when the purchase was made, FIC may liquidate other shares or fractions thereof held in my Fund account to make up the deficiency. I understand the Money Line program will be discontinued within 10 days of my written notice.

         Amount of investment $

         Frequency of investment:  [_] every other week
                                   [_] twice a month (1st $ 16th)   [_] monthly
                                   [_] quarterly [_] semi-annually  [_] annually

         Money Line investments should be made on the          day of the month.
                                                      --------

         NOTE: If not specified, payment will be made on the monthly anniversary of the issue date.

         Depositor's Authorization to Financial Institution to Honor Debits: I authorize you to pay and charge my bank account for any drafts or debits drawn on it by FIC provided my account has sufficient funds to cover such debits. I further agree that your treatment of such orders will be the same as if I personally signed or initiated the debit or draft and that this authority will remain in effect until you receive my written instruction to cancel this service. In addition, I agree that if such draft or debit is dishonored for any reason, you shall have no liability. I hold harmless and indemnify FIC, all of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents from any loss, expenses, costs or liability (including attorney fees) which I may incur in connection with these instructions.


                                                     Type of        [_] Savings
                                                     Bank Account:  [_] Checking

         --------------------------------    --------------------------------
         Bank Name                           Bank Telephone Number

         --------------------------------    --------------------------------
         Bank Street Address                 Bank Account Number

         --------------------------------    --------------------------------
         Bank City, State, Zip Code          ABA Routing #

         --------------------------------    --------------------------------
         Signature of Depositor              Signature of Depositor
         (if other than Registered           (if other than Registered
         Planholder(s))                      Planholder(s))